                         VIEWS FROM CAMELBACK MOUNTAIN
                          "The Turn Has Come In Asia"

The Asian crisis started in July of 1997 and by the 4th quarter of last year it had a negative effect on some U.S. multinational companies. The problems in Asia got worse as time passed. Everyone claimed, and the market believed, that under the "Domino Theory" Russia would fall next and then Japan was scheduled to go along with Brazil (we all learned about the "Domino Theory" 30 years ago in Vietnam and of course it did not work and it did not happen). This time the world's economies were supposed to collapse not capitalism. In the third quarter of this year the Asian markets went down less than the U.S. market and the European markets. Since September 30th the Asian markets have actually gone up. The good news is the U.S. dollar has declined and it is lower today than it was in the fourth quarter of last year. Thus, it seems likely that the foreign currency translations of multinational companies in this quarter will produce more earnings in contrast to hurting earnings for the last two years. If Asia has turned, the rest of the dominoes may not even fall and globalization and technology might continue to reign for another decade or two. Multinational stocks have not done as well as "purely" domestic U.S. stocks since August of 1997 because of these fears. It now looks like their turn has arrived.

As I said in my appearance on Wall Street Week With Louis Rukeyser (September 4,
1998), I believe the market has already hit bottom or is very close to it. Since then we have had the development of the hedge fund problem, the Brazilian problem and others that have scared the dickens out of the stock market, but I am happy to say that the Dow Jones Industrial Average is up 450 points since September 4th. The individual investors have held this market together in the face of fear and horror stories because the media have educated us so well during the last ten years. They made the difference in the last decade. I continue to believe that we will not have a recession and corporate earnings next year will be up about seven percent, not down.

For seventy years stocks have provided a return of about four times that of bonds after adjusting for inflation. Today five year Treasuries will earn you under five dollars based upon a 100 dollar price; thus, you would have to pay over 20X earnings to buy a Treasury. Stocks are selling at approximately the same P/E. Therefore, it would appear that stocks are a much better value to purchase today.

During the market weakness we noticed that, excluding the small under-developed countries, there was a high correlation between the U.S. stock market and other developed countries stock markets. Given all the advantages of owning U.S. stocks it makes less sense today than ever before to lose SEC protection and buy foreign stocks. I truly cannot understand the wisdom of taking your money into uncertain parts of the world, adding principal currency risks and the inferior quality at this time. Most of the world's best and most profitable companies are right here. The top high tech companies are here while the foreign companies are mostly in matured or sunset industries. Their industries are a copy of ours 50 years ago.

                                       Warmest Regards,


                                       L. Roy Papp
                                       October 12, 1998

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1998
                                  (Unaudited)

                                                                  Number       Market
            Common Stocks                                       of Shares       Value
--------------------------------------                          ---------     ---------

Industrial Services (20.6%)
 Air Express International
  (Air freight forwarding)                                         23,000     $  368,000
 Expeditors International of Washington, Inc.
  (International air freight forwarding)                           10,500        291,375
 G & K Services, Inc. Class A
  (Uniform rental service)                                         19,000        890,625
 Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                 20,000      1,078,750
                                                                              ----------
                                                                               2,628,750
                                                                              ----------
Computer Equipment (19.1%)
 American Power Conversion*
  (Leading producer of uninterruptible power supply products)      26,000        979,875
 Hewlett-Packard Company
  (Manufacturer of printers, computers, and medical
  electronic equipment)                                             9,500        502,906
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers,
   and memory chips)                                               11,000        943,250
                                                                              ----------
                                                                               2,426,031
                                                                              ----------
Pharmaceutical (10.7%)
 Astra AB
  (International pharmaceutical company)                           15,000        257,813
 Eli Lilly and Co.
  (Healthcare products)                                             7,200        563,850
 Warner-Lambert Company
  (Pharmaceutical and consumer products)                            7,200        543,600
                                                                              ----------
                                                                               1,365,263
                                                                              ----------
Electrical Equipment (10.4%)
 General Electric Co.
  (Diversified industrial company)                                  6,400        509,200
 Molex, Inc.
  (Supplier of electrical, electronic, and fiber optic
  interconnection products and systems)                            30,000        813,750
                                                                              ----------
                                                                               1,322,950
                                                                              ----------
Medical Products (10.1%)
 Medtronic, Inc.
  (Manufacturer of implantable biomedical devices)                 14,400        833,400
 Stryker Corp.
  (Developer and manufacturer of surgical and medical devices)     13,500        459,000
                                                                              ----------
                                                                               1,292,400
                                                                              ----------

*Non-income producing security.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                              SEPTEMBER 30, 1998
                                  (Unaudited)

                                                                   Number        Market
                   Common Stocks (continued)                      of Shares       Value
--------------------------------------------------------------    ---------    -----------
Financial Services (10.0%)
 American International Group
  (Major international insurance holding company)                    9,000     $   693,000
 State Street Corporation
  (Provider of U.S. and global securities custodial services)       10,500         572,906
                                                                               -----------
                                                                                 1,265,906
                                                                               -----------

Telecommunications (7.9%)
 L. M. Ericsson Telephone AB
  (Manufacturer of telecom systems and cellular handsets)           33,000         606,375
 Hong Kong Telecommunications Ltd.
  (International telecommunications services)                       21,000         401,625
                                                                               -----------
                                                                                 1,008,000
                                                                               -----------

Restaurants (6.1%)
 McDonald's Corporation
  (Fast food restaurants and franchising)                           13,000         775,937
                                                                               -----------

Consumer Products (4.4%)
 Colgate-Palmolive Company
  (Household and personal care products)                             2,200         150,700
 Mattel, Inc.
  (Toy manufacturer)                                                14,500         406,000
                                                                               -----------
                                                                                   556,700
                                                                               -----------

Total Common Stocks - 99.3%                                                     12,641,937

Cash and Other Assets, Less Liabilities - 0.7%                                      94,438
                                                                               -----------

Net Assets - 100.0%                                                            $12,736,375
                                                                               ===========

Net Asset Value Per Share
(Based on 1,038,324 shares outstanding at September 30, 1998)                  $     12.27
                                                                               ===========